UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6200

Schwab Investments – Schwab Global Real Estate Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Investments

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: November 30, 2015

Item 1.	Schedule of Investments.

Schwab Investments
Schwab Global Real Estate Fund™
Portfolio Holdings  as of November 30, 2015 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund's semiannual or annual shareholder reports.
Holdings by Category		Cost ($)	Value ($)
96.8%	Common Stock	229,483,006	249,497,998
1.8%	Short-Term Investments	4,739,787	4,739,787
98.6%	Total Investments	234,222,793	254,237,785
1.4%	Other Assets and Liabilities, Net		3,559,285
100.0%	Net Assets		257,797,070

Security	Number of Shares	Value ($)
Common Stock 96.8% of net assets
Australia 5.0%
Real Estate 5.0%
Abacus Property Group	220,847	468,357
Charter Hall Retail REIT	489,402	1,437,190
Dexus Property Group	872,900	4,838,802
Mirvac Group	2,930,897	3,938,726
Westfield Corp.	309,487	2,139,391
		12,822,466
Austria 1.0%
Real Estate 1.0%
CA Immobilien Anlagen AG *	35,042	638,842
Conwert Immobilien Invest SE *	132,445	1,861,132
		2,499,974
Belgium 0.2%
Real Estate 0.2%
Warehouses De Pauw S.C.A.	5,881	470,515
Brazil 0.3%
Consumer Durables & Apparel 0.3%
Ez Tec Empreendimentos e Participacoes S.A.	140,500	475,276
MRV Engenharia e Participacoes S.A.	181,238	386,188
		861,464
Canada 2.2%
Real Estate 2.2%
Canadian Apartment Properties REIT	98,214	1,952,587
H&R Real Estate Investment Trust	92,831	1,491,747
Security	Number of Shares	Value ($)
Milestone Apartments Real Estate Investment Trust	60,900	731,010
Smart Real Estate Investment Trust	67,600	1,619,828
		5,795,172
China 2.6%
Real Estate 2.6%
Agile Property Holdings Ltd.	1,156,000	619,780
China Overseas Property Holdings Ltd *	186,000	35,744
China Resources Land Ltd.	1,712,272	4,617,992
Sino-Ocean Land Holdings Ltd.	2,426,824	1,360,039
		6,633,555
France 1.5%
Real Estate 1.5%
Fonciere Des Regions	5,351	474,468
ICADE	7,791	549,672
Klepierre	8,131	369,099
Unibail-Rodamco SE	9,889	2,540,211
		3,933,450
Germany 2.2%
Real Estate 2.2%
Alstria Office REIT AG *	93,257	1,231,727
Deutsche Euroshop AG	48,074	2,036,386
Deutsche Wohnen AG	92,007	2,527,740
		5,795,853
Hong Kong 6.9%
Real Estate 6.9%
China Overseas Land & Investment Ltd.	880,000	2,914,529
CIFI Holdings Group Co., Ltd.	2,890,000	628,561
Hang Lung Properties Ltd.	1,871,708	4,386,767
Kerry Properties Ltd.	374,500	1,056,563
Longfor Properties Co., Ltd.	2,797,000	3,846,154
New World Development Co., Ltd.	2,322,287	2,305,729
Sino Land Co., Ltd.	1,731,000	2,557,797
The Link REIT	18,900	114,690
		17,810,790
India 0.1%
Real Estate 0.1%
Housing Development & Infrastructure Ltd. *	263,502	282,529

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued
Security	Number of Shares	Value ($)
Indonesia 1.1%
Real Estate 1.1%
PT Pakuwon Jati Tbk	84,706,200	2,819,181
Japan 9.7%
Real Estate 9.7%
Advance Residence Investment Corp.	592	1,261,001
Aeon Mall Co., Ltd.	19,404	333,684
Daiwa House Industry Co., Ltd.	56,900	1,586,787
Daiwa Office Investment Corp.	401	1,977,790
Fukuoka REIT Corp.	1,014	1,658,025
Japan Logistics Fund, Inc.	1,413	2,707,593
Kenedix Office Investment Corp.	326	1,435,786
MCUBS MidCity Investment Corp.	84	258,133
Mitsubishi Estate Co., Ltd.	111,321	2,342,860
Mitsui Fudosan Co., Ltd.	87,500	2,208,364
Mori Trust Sogo REIT, Inc.	201	337,336
Nomura Real Estate Holdings, Inc.	136,700	2,676,972
NTT Urban Development Corp.	148,800	1,450,302
Orix JREIT, Inc.	1,010	1,320,686
Premier Investment Corp.	2,590	2,547,778
Sumitomo Realty & Development Co., Ltd.	3,500	106,407
Top REIT, Inc.	204	749,316
		24,958,820
Mexico 0.2%
Real Estate 0.2%
Mexico Real Estate Management S.A. de C.V. *	382,867	506,001
Philippines 0.5%
Real Estate 0.5%
Ayala Land, Inc.	453,700	325,410
Robinsons Land Corp.	258,700	165,380
Vista Land & Lifescapes, Inc.	6,020,800	678,680
		1,169,470
Singapore 2.4%
Real Estate 2.4%
CapitaLand Ltd.	1,504,600	3,218,211
City Developments Ltd.	101,000	525,546
Fortune REIT	751,300	754,837
Mapletree Greater China Commercial Trust	700,900	456,497
Mapletree Industrial Trust	1,251,600	1,344,280
		6,299,371
South Africa 0.2%
Real Estate 0.2%
Hyprop Investments Ltd.	70,907	590,859
Security	Number of Shares	Value ($)
Sweden 2.0%
Real Estate 2.0%
Fastighets AB Balder, B Shares *	106,105	2,237,200
Hemfosa Fastigheter AB	223,013	2,371,560
Wihlborgs Fastigheter AB	32,408	638,346
		5,247,106
Switzerland 1.4%
Real Estate 1.4%
Mobimo Holding AG - Reg'd *	3,502	746,144
Swiss Prime Site AG - Reg'd *	37,305	2,790,091
		3,536,235
Thailand 0.5%
Real Estate 0.5%
Central Pattana PCL	921,000	1,188,512
United Arab Emirates 0.9%
Real Estate 0.9%
Aldar Properties PJSC	1,661,600	1,055,611
Emaar Properties PJSC	733,626	1,148,168
		2,203,779
United Kingdom 8.4%
Consumer Durables & Apparel 1.8%
Persimmon plc *	158,671	4,573,693
Real Estate 6.6%
Land Securities Group plc	353,355	6,550,797
Safestore Holdings plc	348,700	1,893,262
Segro plc	341,780	2,268,760
St. Modwen Properties plc	178,973	1,167,298
The Unite Group plc	517,938	5,255,472
		17,135,589
		21,709,282
United States 47.5%
Real Estate 47.5%
Agree Realty Corp.	66,400	2,227,056
Apple Hospitality REIT, Inc.	9,200	179,400
AvalonBay Communities, Inc.	12,400	2,254,196
Brixmor Property Group, Inc.	133,607	3,354,872
Care Capital Properties, Inc.	17,031	539,031
CBL & Associates Properties, Inc.	102,202	1,335,780
Chambers Street Properties	173,721	1,306,382
CoreSite Realty Corp.	78,444	4,594,465
CyrusOne, Inc.	66,435	2,402,290
Duke Realty Corp.	255,080	5,190,878
EastGroup Properties, Inc.	9,500	552,995
Empire State Realty Trust, Inc., Class A	204,048	3,752,443
Equity LifeStyle Properties, Inc.	100,000	6,238,000
Equity Residential	96,034	7,665,434
Extra Space Storage, Inc.	57,100	4,782,125
First Industrial Realty Trust, Inc.	257,500	5,883,875

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued
Security	Number of Shares	Value ($)
General Growth Properties, Inc.	73,776	1,879,075
Getty Realty Corp.	80,100	1,397,745
Healthcare Realty Trust, Inc.	131,609	3,578,449
Inland Real Estate Corp.	205,300	1,972,933
Kilroy Realty Corp.	36,396	2,428,705
Kimco Realty Corp.	64,839	1,691,650
Lexington Realty Trust	15,800	135,722
Liberty Property Trust	60,800	2,061,120
LTC Properties, Inc.	23,200	989,016
Mack-Cali Realty Corp.	50,105	1,177,467
Medical Properties Trust, Inc.	65,053	781,287
Mid-America Apartment Communities, Inc.	2,400	212,544
National Retail Properties, Inc.	7,600	292,296
Post Properties, Inc.	19,600	1,155,616
Prologis, Inc.	47,000	2,009,250
Public Storage	9,900	2,376,594
Ramco-Gershenson Properties Trust	30,800	519,596
Regency Centers Corp.	22,424	1,510,929
RLJ Lodging Trust	38,603	941,913
Simon Property Group, Inc.	78,481	14,616,301
SL Green Realty Corp.	60,700	7,167,456
Sovran Self Storage, Inc.	38,562	3,875,095
Summit Hotel Properties, Inc.	333,000	4,438,890
Sunstone Hotel Investors, Inc.	68,162	1,000,618
UDR, Inc.	99,003	3,654,201
Ventas, Inc.	34,957	1,864,606
Weingarten Realty Investors	62,838	2,196,816
Welltower, Inc.	66,126	4,178,502
		122,363,614
Total Common Stock
(Cost $229,483,006)		249,497,998
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 1.8% of net assets
Time Deposits 1.8%
Barclays Capital, Inc.
US Dollar
0.03%, 12/01/15	1,367,767	1,367,767
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
BNP Paribas
US Dollar
0.03%, 12/01/15	2,568,400	2,568,400
Brown Brothers Harriman
Hong Kong Dollar
0.01%, 12/01/15	6,230,824	803,620
Total Short-Term Investments
(Cost $4,739,787)		4,739,787

End of Investments.

At 11/30/15, the tax basis cost of the fund's investments was $234,890,522 and the unrealized appreciation and depreciation were $29,957,495 and ($10,610,232), respectively, with a net unrealized appreciation of $19,347,263.
As of 11/30/15, the values of certain foreign securities held by the fund aggregating $113,280,580 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees.
*	Non-income producing security.

Reg'd –	Registered
REIT –	Real Estate Investment Trust
In addition to the above, the fund held the following at 11/30/15:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 12/18/15	36	3,743,640	(3,179)

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

The following is a summary of the inputs used to value the fund's investments as of November 30, 2015:
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$132,944,132	$—	$—	$132,944,132
Australia [1]	—	12,822,466	—	12,822,466
Brazil [1]	—	861,464	—	861,464
China
Real Estate	35,744	6,597,811	—	6,633,555
France [1]	—	3,933,450	—	3,933,450
Germany [1]	—	5,795,853	—	5,795,853
Hong Kong[1]	—	17,810,790	—	17,810,790
India [1]	—	282,529	—	282,529
Indonesia [1]	—	2,819,181	—	2,819,181
Japan [1]	—	24,958,820	—	24,958,820
Philippines [1]	—	1,169,470	—	1,169,470
Singapore
Real Estate	1,344,280	4,955,091	—	6,299,371
Sweden [1]	—	5,247,106	—	5,247,106
Switzerland [1]	—	3,536,235	—	3,536,235
United Arab Emirates[1]	—	2,203,779	—	2,203,779
United Kingdom
Consumer Durables & Apparel	—	4,573,693	—	4,573,693
Real Estate	1,893,262	15,242,327	—	17,135,589
Short-Term Investments[1]	—	4,739,787	—	4,739,787
Total	$136,217,418	$118,020,367	$—	$254,237,785
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($3,179)	$—	$—	($3,179)
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $740,161 and $3,090,756 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended November 30, 2015. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 during the period.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings
Under procedures approved by the funds' Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the Net Asset Value (NAV) of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•  Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (continued)
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•  Level 3—significant unobservable inputs (including the funds' own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds' results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG46025NOV15

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	January 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	January 19, 2016

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date:	January 19, 2016